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                                                                    Exhibit 23.1



                          Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-57100) and in the Registration Statements on Form S-8 (No. 33-40397 and No. 33-44776) of Flow International Corporation of our report dated June 3, 1997 included in this Form 10-K.


/s/ Price Waterhouse LLP
Price Waterhouse LLP
Seattle, Washington
July 28, 1997